Myriad Genetics Chief Financial Officer Bryan Riggsbee Retires; Scott Leffler Appointed as Successor; Reiterates Previously Issued Financial Guidance SALT LAKE CITY, Dec. 21, 2023 – Myriad Genetics, Inc., (NASDAQ: MYGN), a leader in genetic testing and precision medicine, today announced the appointment of Scott Leffler as Chief Financial Officer (CFO), effective January 29, 2024. Leffler will succeed Myriad CFO Bryan Riggsbee who is retiring. Riggsbee will continue as a strategic advisor through March 31, 2024, to ensure a smooth transition. Riggsbee joined Myriad in 2014 as CFO. During his nine-year tenure, he has made significant contributions to Myriad’s growth strategy and business transformation. In 2020, he served for six months as Myriad’s interim CEO, navigating the business and supporting teammates through the height of the pandemic. “I want to extend my gratitude to Bryan for his leadership and the key role he has played in shaping our business over the past nine years,” said Paul J. Diaz, president and CEO, Myriad Genetics. “His vision and financial acumen were critical components to the successful execution of our transformation plan and bringing focus to our three core business units. We thank him for setting the stage for business success and wish him all the best in his next chapter.” Leffler brings to Myriad nearly 20 years of finance experience, across a broad range of healthcare and payer market segments at both public and private equity-backed companies. Leffler has held numerous financial leadership positions and brings expertise in finance transformation, acquisitions and integrations, as well as risk management. In his role as CFO, he is responsible for leading the company’s financial team and strategy to support the advancement of Myriad’s long-term growth and profitability. “We are pleased to welcome Scott to Myriad. He is a thoughtful and focused leader who has a proven track record of financial leadership, strategy and execution resulting in notable business growth,” said Diaz. “With his strategic vision, analytical curiosity and industry expertise, Scott will play an important role in building on our Media Contact: Glenn Farrell (385) 318-3718 PR@myriad.com Investor Contact: Matt Scalo (801) 584-3532 IR@myriad.com business foundation to accelerate profitability, financial performance and innovation.” Leffler previously served as the CFO of Clover Health. Prior to Clover Health, he was CFO and Treasurer at Sotera Health. He earned his B.A. in economics and history from Yale University and an M.B.A. from Emory University. At its third quarter 2023 earnings call on November 6, Myriad updated its 2023 financial guidance and introduced 2024 revenue guidance. Myriad reiterates the guidance provided at that time. About Myriad Genetics Myriad Genetics is a leading genetic testing and precision medicine company dedicated to advancing health and well-being for all. Myriad develops and offers genetic tests that help assess the risk of developing disease or disease progression and guide treatment decisions across medical specialties where genetic insights can significantly improve patient care and lower healthcare costs. For more information, visit www.myriad.com. Safe Harbor Statement This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning 2023 financial guidance and 2024 revenue guidance. These “forward-looking statements” are management’s present expectations of future events as of the date hereof and are subject to a number of known and unknown risks and uncertainties that could cause actual results, conditions, and events to differ materially and adversely from those anticipated. These risks include, but are not limited to: the risk that sales and profit margins of the company’s existing tests may decline or that the company may not be able to operate its business on a profitable basis; risks related to the company’s ability to achieve certain revenue growth targets and generate sufficient revenue from its existing product portfolio or in launching and commercializing new tests to be profitable; risks related to changes in governmental or private insurers’ coverage and reimbursement levels for the company’s tests or the company’s ability to obtain reimbursement for its new tests at comparable levels to its existing tests; risks related to increased competition and the development of new competing tests; the risk that the company may be unable to develop or achieve commercial success for additional tests in a timely manner, or at all; the risk that the company may not successfully develop new markets or channels for its tests, including the company’s ability to successfully generate substantial revenue outside the United States; the risk that licenses to the technology underlying the company’s tests and any future tests are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with constructing and operating the company’s laboratory testing facilities; risks related to public concern over genetic testing in general or the company’s tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to the company’s ability to obtain new corporate collaborations or licenses and acquire or develop new technologies or businesses on satisfactory terms, if at all; risks related to the company’s ability to successfully integrate and derive benefits from any technologies or businesses that it licenses, acquires or develops; the risk that the company is not able to secure additional financing to fund its business, if needed, in a timely manner or on favorable terms, if it all; risks related to the company’s projections or estimates about the potential market opportunity for the company’s current and future products; the risk that the company or its licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying the company’s tests; the risk of patent-infringement claims or challenges to the validity of the company’s patents; risks related to changes in intellectual property laws covering the company’s tests, or patents or enforcement, in the United States and foreign countries; risks related to security breaches, loss of data and other disruptions, including from cyberattacks; risks of new, changing and competitive technologies in the United States and internationally and that the company may not be able to keep pace with the rapid technology changes in its industry, or properly leverage new technologies to achieve or sustain competitive advantages in its products; the risk that the company may be unable to comply with financial operating covenants under the company’s credit or lending agreements; risks related to the company’s inability to achieve and maintain effective disclosure controls and procedures and internal control over financial reporting; risks related to current and future investigations, claims or lawsuits, including derivative claims, product or professional liability claims, and other factors discussed under the heading “Risk Factors” contained in Item 1A of the company’s Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (SEC) on March 1, 2023 as updated in the company's Quarterly Report on Form 10-Q filed with the SEC on May 4, 2023, the company's Quarterly Report on Form 10-Q filed with the SEC on August 4, 2023, and the company’s Quarterly Report on Form 10-Q filed with the SEC on November 7, 2023, as well as any further updates to those risk factors filed from time to time in the company’s Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. Myriad Genetics is not under any obligation, and it expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise except as required by law. Investor Contact Matt Scalo (801) 584-3532 IR@myriad.com Media Contact Glenn Farrell (385) 318-3718 PR@myriad.com